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                                                                    EXHIBIT 10.4

                             AMENDMENT TO AGREEMENT

      This Amendment to Agreement ("Amendment") is made as of the 19th day of February, 2002 by and between Mobile Storage Group, Inc., a California corporation ("Mobile") and Textainer Equipment Management (U.S.) Limited, a Bermuda company ("Textainer").

                                    RECITALS

      A. Mobile and Textainer entered into that certain Amended and Restated Agreement, dated as of 25 June 2001 ("Agreement"), which set forth their arrangement pursuant to which Mobile was to purchase all of the used marine cargo containers it required from Textainer to the extent Textainer was able to furnish the same.

      B. The parties now wish to amend the Agreement as hereinafter set forth.

                                    AGREEMENT

1. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.    The fifth sentence of Section 3.2 is amended to read as follows

            Mobile shall pay Textainer the entire amount shown as Container Price on each invoice within [ * ] after the date of each invoice therefore.

3. The attached Exhibit B is substituted in lieu and in place of Exhibit B to the Agreement.

4. Except as provided in this Amendment and the Amendment, all of the terms, covenants and conditions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

"MOBILE"                                  MOBILE STORAGE GROUP, INC.,
                                          a California corporation

                                          By: /s/ Ronald Valenta
                                             -----------------------------------
                                                  Ronald Valenta, President
                                             -----------------------------------
                                                  [Print name and title]

"TEXTAINER"                               TEXTAINER EQUIPMENT MANAGEMENT
                                          (U.S.) LIMITED, a Bermuda company

                                          By: /s/ Philip K. Brewer
                                             -----------------------------------
                                                  Philip Brewer, Sr. VP
                                             -----------------------------------
                                                  [Print name and title]


* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.